                                    EXHIBIT 1

                                POWER OF ATTORNEY

     We, the undersigned officers and managing members of the reporting companies on this Form 4 hereby severally constitute and appoint Wilbur L Ross,
Jr. our true and lawful attorney with full power to him, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Form 4 and any and all amendments to said Form
4, and generally to do all such things in our names and on our behalf in our capacities as officers and managing members to enable the reporting companies to comply with the provisions of the Securities Exchange Act of 1934 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Form 4 and any and all amendments.

IN WITNESS WHEREOF, the undersigned officers and managing members of the reporting companies have hereunto set their hands as of the 6th day of May 2008.

                      WL Ross & Co. LLC

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR Recovery Fund IV, L.P.
                      By: WLR Recovery Associates IV LLC, its General Partner
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR Recovery Fund III, L.P.
                      By: WLR Recovery Associates III LLC, its General Partner
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR IV Parallel esc, l.p.
                      By: INVESCO WLR IV Associates LLC, its General Partner
                      By: INVESCO Private Capital, Inc., its Managing Member

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Chief Executive Officer

                      WLR/GS MAster co-investment, l.p.
                      By: WLR Master Co-Investment GP LLC, its General Partner
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR AGO Co-invest, L.P.
                      By: WLR Recovery Associates IV LLC, its General Partner
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      INVESCO WLR IV associates llc
                      By: INVESCO Private Capital, Inc its Managing Member

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Chief Executive Officer

                      WLR Recovery Associates IV LLC
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR Recovery Associates III LLC
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WLR MASTER CO-INVESTMENT GP LLC
                      By: WL Ross Group, L.P., its Managing Member
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      WL ROSS GROUP, L.P.
                      By: El Vedado, LLC, its General Partner

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member

                      EL VEDADO, LLC

                      By:   /s/ Wilbur L. Ross, Jr.
                            --------------------------------------
                            Wilbur L. Ross, Jr.,
                            its Managing Member